EXHIBIT 10.1

                                                  THIRD AMENDMENT TO LOAN AGREEMENT

            THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 31st day of December, 2010, by and among (a) LABARGE, INC., a Delaware corporation (the “Company”), LABARGE ELECTRONICS, INC., a Missouri corporation (“LaBarge Electronics”) and LABARGE ACQUISITION COMPANY, INC., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION (individually, a “Lender” and collectively, the "Lenders") and (c) U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

            WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Loan Agreement dated as of December 22, 2008, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, and that certain Second Amendment to Loan Agreement dated as of August 31, 2010 (as so amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

            WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Loan Agreement in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            1.         The definitions of “Applicable Commitment Fee Rate”, “Applicable LIBOR Margin” and “Applicable Base Rate Margin” set forth in Section 1.01 of the Loan Agreement are hereby amended to read as follows:

            “Applicable Commitment Fee Rate, Applicable LIBOR Margin and Applicable Base Rate Margin shall mean the per annum rate shown in the applicable column below based on the applicable Consolidated Debt to Consolidated EBITDA Ratio:

If the Consolidated Debt to Consolidated EBITDA Ratio is, then	Applicable Commitment Fee Rate is	Applicable LIBOR Margin is	Applicable Base Rate Margin is

>2.0 to 1.0	0.500%	2.50%	1.00%

> 1.5 to 1.0 but < 2.0 to 1.0	0.375%	2.00%	0.50%

< 1.5 to 1.0	0.250%	1.75%	0.25%

The determination of the Applicable Commitment Fee Rate, the Applicable LIBOR Margin and the Applicable Base Rate Margin as of any date shall be based on the Consolidated Debt to Consolidated EBITDA Ratio as of the end of the most recently ended fiscal quarter of the Company for which financial statements of the Company and its Subsidiaries have been delivered to the Agent and the Lenders pursuant to Section 5.01(a), and shall be effective for purposes of determining the Applicable Commitment Fee Rate, the Applicable LIBOR Margin and the Applicable Base Rate Margin from and after the first day of the first month immediately following the date on which delivery of such financial statements is required until the first day of the first month immediately following the next such date on which delivery of such financial statements of the Company and its Subsidiaries is so required. Notwithstanding the foregoing, (a) if the applicable financial statements for any fiscal quarter of the Company are not delivered to the Agent and the Lenders when due in accordance with Section 5.01(a), then (i) Applicable Commitment Fee Rate shall mean 0.500% per annum, (ii) Applicable LIBOR Margin shall mean 2.50% per annum and (iii) Applicable Base Rate Margin shall mean 1.00% per annum during the period commencing on the date such financial statements were due and ending on the first (1st) day of the first month immediately following the date on which such financial statements are delivered to the Agent and the Lenders and (b) during the period commencing December 31, 2010, and ending February 28, 2011, (i) Applicable Commitment Fee Rate shall mean 0.250% per annum, (ii) Applicable LIBOR Margin shall mean 1.75% per annum and (iii) Applicable Base Rate Margin shall mean 0.25% per annum.”

            2.         The definition of “Revolving Credit Period” set forth in Section 1.01 of the Loan Agreement is hereby amended to read as follows:

            “Revolving Credit Period shall mean the period commencing February 17, 2004, and ending December 31, 2013; provided, however, that the Revolving Credit Period shall end on the date the Revolving Credit Commitments are terminated pursuant to Section 6 or otherwise.”

            3.         Section 2.03 of the Loan Agreement are hereby amended to read as follows:

            “2.03    LaBarge Electronics Term Loan. The Lenders have heretofore made LaBarge Electronics a term loan, the aggregate outstanding principal amount of which as of December 31, 2010 (before giving effect to the scheduled principal payment in the amount of $555,555.56 due on December 31, 2010), is $7,222,222.24 (the "LaBarge Electronics Term Loan"). The LaBarge Electronics Term Loan shall mature on December 31, 2013. Principal on the LaBarge Electronics Term Loan shall be due and payable in thirteen (13) consecutive quarterly installments as follows:

Date of Principal Payment	Amount of Principal Payment

December 31, 2010	$555,555.56
March 31, 2011	$555,555.56
June 30, 2011	$555,555.56
September 30, 2011	$600,000.00
December 31, 2011	$555,555.56
March 31, 2012	$555,555.56
June 30, 2012	$555,555.56
September 30, 2012	$555,555.56
December 31, 2012	$555,555.56
March 31, 2013	$555,555.56
June 30, 2013	$555,555.56
September 30, 2013	$555,555.56
December 31, 2013	Entire Outstanding Principal Balance

All principal payments and prepayments on the LaBarge Electronics Term Loan shall, unless otherwise directed by LaBarge Electronics in writing at or prior to the time of such payment or prepayment, be applied first to that portion of the LaBarge Electronics Term Loan, if any, accruing interest based on the Adjusted Base Rate and then to those portions of the LaBarge Electronics Term Loan, if any, accruing interest based on the LIBOR Rate (and among those portions of the LaBarge Electronics Term Loan, if any, accruing interest based on the LIBOR Rate, being applied to the Interest Periods in the order of their respective expiration dates (i.e. earliest expiration date first)).

            4.         Section 2.04 of the Loan Agreement are hereby amended to read as follows:

            “2.04    LaBarge Acquisition Term Loan. The Lenders have heretofore made LaBarge Acquisition a term loan, the aggregate outstanding principal amount of which as of December 31, 2010 (before giving effect to the scheduled principal payment in the amount of $1,944,444.44 due on December 31, 2010), is $25,277,777.76 (the "LaBarge Acquisition Term Loan"). The LaBarge Acquisition Term Loan shall mature on December 31, 2013. Principal on the LaBarge Acquisition Term Loan shall be due and payable in thirteen (13) consecutive quarterly installments as follows:

Date of Principal Payment	Amount of Principal Payment

December 31, 2010	$1,944,444.44
March 31, 2011	$1,944,444.44
June 30, 2011	$1,944,444.44
September 30, 2011	$2,100,000.00
December 31, 2011	$1,944,444.44
March 31, 2012	$1,944,444.44
June 30, 2012	$1,944,444.44
September 30, 2012	$1,944,444.44
December 31, 2012	$1,944,444.44
March 31, 2013	$1,944,444.44
June 30, 2013	$1,944,444.44
September 30, 2013	$1,944,444.44
December 31, 2013	Entire Outstanding Principal Balance

All principal payments and prepayments on the LaBarge Acquisition Term Loan shall, unless otherwise directed by LaBarge Acquisition in writing at or prior to the time of such payment or prepayment, be applied first to that portion of the LaBarge Acquisition Term Loan, if any, accruing interest based on the Adjusted Base Rate and then to those portions of the LaBarge Acquisition Term Loan, if any, accruing interest based on the LIBOR Rate (and among those portions of the Acquisition Term Loan, if any, accruing interest based on the LIBOR Rate, being applied to the Interest Periods in the order of their respective expiration dates (i.e. earliest expiration date first)).”

            5.         Sections 2.07(c) and 2.07(d) of the Loan Agreement are hereby amended to read as follows:

            “(c)      The portion of the LaBarge Electronics Term Loan made by each Lender shall be evidenced by a Term Loan Promissory Note of LaBarge Electronics payable to the order of such Lender in an original principal amount equal to such Lender's Pro Rata Share of the outstanding principal balance of the LaBarge Electronics Term Loan on December 31, 2010 (before giving effect to the scheduled principal payment in the amount of $555,555.56 due on December 31, 2010), each of which Term Loan Promissory Notes shall be in substantially the form of Exhibit D attached hereto and incorporated herein by reference (with appropriate insertions) (collectively, as the same may from time to time be amended, modified, extended, renewed, restated or replaced (including, without limitation, any LaBarge Electronics Term Loan Note issued in full or partial replacement of an existing LaBarge Electronics Term Loan Note as a result of an assignment by a Lender), the "LaBarge Electronics Term Loan Notes").

            (d)        The portion of the LaBarge Acquisition Term Loan made by each Lender shall be evidenced by a Term Loan Promissory Note of LaBarge Acquisition payable to the order of such Lender in an original principal amount equal to such Lender's Pro Rata Share of the outstanding principal balance of the LaBarge Electronics Term Loan on December 31, 2010 (before giving effect to the scheduled principal payment in the amount of $1,944,444.44 due on December 31, 2010), each of which Term Loan Promissory Notes shall be in substantially the form of Exhibit E attached hereto and incorporated herein by reference (with appropriate insertions) (collectively, as the same may from time to time be amended, modified, extended, renewed, restated or replaced (including, without limitation, any LaBarge Acquisition Term Loan Note issued in full or partial replacement of an existing LaBarge Acquisition Term Loan Note as a result of an assignment by a Lender), the "LaBarge Acquisition Term Loan Notes").

            6.         Exhibit D to the Loan Agreement is hereby deleted in its entirety and the Exhibit D attached to this Amendment is hereby substituted in lieu thereof.

            7.         Exhibit E to the Loan Agreement is hereby deleted in its entirety and the Exhibit E attached to this Amendment is hereby substituted in lieu thereof.

            8.         The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out‑of‑pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and/or execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by any one or more of the Borrowers and the termination of the Loan Agreement.

            9.         All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

            10.       This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that no Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

            11.       Each Borrower hereby represents and warrants to the Agent and each Lender that:

            (a)        the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

            (b)        the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the certificate or articles of incorporation or by‑laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

            (c)        this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms;

            (d)        all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (and for purposes of this representation and warranty, the representations and warranties made by the Company in Section 4.04 of the Loan Agreement shall be deemed to refer to the most recent financial statements of the Company and its Subsidiaries delivered to the Agent and each Lender pursuant to Section 5.01(a) of the Loan Agreement); and

            (e)        as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

            12.       In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

            13.       This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            14.       This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, “borrower(s)” means the Borrowers, “creditor” means the Lenders and the Agent and “this writing” means the Loan Agreement as amended by this Amendment and the other Transaction Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

            15.       This Amendment may be executed in any number of counterparts (including counterparts executed by facsimile, pdf or other electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same document.

            16.       Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

            (a)        this Amendment, duly executed by each Borrower, each Lender and the Agent;

            (b)        the restated LaBarge Electronics Term Loan Notes (which must be in form and substance satisfactory to the Agent), each duly executed by LaBarge Electronics;

            (c)        the restated LaBarge Acquisition Term Loan Notes (which must be in form and substance satisfactory to the Agent), each duly executed by LaBarge Acquisition;

            (d)        a consent of guarantors with respect to the Revolving Credit Guaranty (which must be in form and substance satisfactory to the Agent), duly executed by each of LaBarge Electronics, LaBarge Acquisition and LaBarge/STC;

            (e)        a consent of guarantors with respect to the LaBarge Electronics Term Loan Guaranty (which must be in form and substance satisfactory to the Agent), duly executed by each of the Company, LaBarge Acquisition and LaBarge/STC;

            (f)         a consent of guarantors with respect to the LaBarge Acquisition Term Loan Guaranty (which must be in form and substance satisfactory to the Agent), duly executed by each of the Company, LaBarge Electronics and LaBarge/STC;

            (g)        a copy of resolutions of the Board of Directors of the Company, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which the Company is a party;

            (h)        a copy of resolutions of the Board of Directors of LaBarge Electronics, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which LaBarge Electronics is a party;

            (i)         a copy of resolutions of the Board of Directors of LaBarge Acquisition, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which LaBarge Acquisition is a party;

            (j)         an incumbency certificate, executed by the Secretary of the Company, which shall identify by name and title and bear the signatures of all of the officers of the Company executing this Amendment and/or any of the other Transaction Documents;

            (k)        an incumbency certificate, executed by the Secretary of LaBarge Electronics, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Electronics executing this Amendment and/or any of the other Transaction Documents;

            (l)         an incumbency certificate, executed by the Secretary of LaBarge Acquisition, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Acquisition executing this Amendment and/or any of the other Transaction Documents; and

            (m)       certificates of corporate good standing of each of the Company, LaBarge Electronics, LaBarge Acquisition and LaBarge/STC issued by the Secretary of State of the state of its incorporation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK –

SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Third Amendment to Loan Agreement as of the 31st day of December, 2010.

LABARGE, INC.

By /s/CRAIG E LaBARGE
Name: Craig E. LaBarge
Title: President and CEO

LABARGE ELECTRONICS, INC.

By /s/CRAIG E LaBARGE
Name: Craig E. LaBarge
Title: President and CEO

LABARGE ACQUISITION COMPANY, INC.

By /s/CRAIG E LaBARGE
Name: Craig E. LaBarge
Title: President and CEO

U.S. BANK NATIONAL ASSOCIATION

By/s/DANIEL L. TILGHMAN
Name: Daniel L. Tilghman
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By /s/KEVIN L. HANDLEY
Name: Kevin L. Handley
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Agent

By /s/DANIEL L. TILGHMAN
Name: Daniel L. Tilghman
Title: Vice President

EXHIBIT D

TERM LOAN PROMISSORY NOTE

$                                                                                                                                         St. Louis, Missouri

                                                                                                                                         December 31, 2010

            FOR VALUE RECEIVED, the undersigned, LABARGE ELECTRONICS, INC., a Missouri corporation ("LaBarge Electronics"), hereby promises to pay to the order of                                                                                             ("Lender"), the principal amount of                                                       Dollars ($                        ) in thirteen (13) consecutive quarterly installments as follows:

                        Date of Principal Payment                               Amount of Principal Payment

            December 31, 2010                                         $

            March 31, 2011                                               $

            June 30, 2011                                                 $

            September 30, 2011                                        $

            December 31, 2011                                         $

            March 31, 2012                                               $

            June 30, 2012                                                 $

            September 30, 2012                                        $

            December 31, 2012                                         $

            March 31, 2013                                               $

            June 30, 2013                                                 $

            September 30, 2013                                        $

            December 31, 2013                                         Entire Outstanding Principal Balance

LaBarge Electronics further promises to pay to the order of Lender interest on the from time to time outstanding principal balance of this Note on the dates and at the rate or rates provided for in the Loan Agreement.

            All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of U.S. Bank National Association, 721 Locust Street, First Floor, Bank Lobby, St. Louis, Missouri 63101, or such other place as the Agent may from time to time designate in writing. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

            LaBarge Electronics shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

            This Note is one of the LaBarge Electronics Term Loan Notes referred to in, and is subject to, that certain Loan Agreement dated as of December 22, 2008, by and among LaBarge, Inc., LaBarge Electronics, LaBarge Acquisition Company, Inc., the Lenders from time to time party thereto and U.S. Bank National Association, as agent for the Lenders, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, that certain Second Amendment to Loan Agreement dated as of August 31, 2010, and that certain Third Amendment to Loan Agreement dated as of December 31, 2010, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.)  The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.

            This Note is secured by, among other things, the LaBarge Electronics Patent, Trademark and License Security Agreement and the LaBarge Electronics Security Agreement, to which LaBarge Electronics Patent, Trademark and License Security Agreement and LaBarge Electronics Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            Upon the occurrence of any Event of Default under the Loan Agreement, the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the LaBarge Electronics Patent, Trademark and License Security Agreement and/or the LaBarge Electronics Security Agreement, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, LaBarge Electronics hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof).  LaBarge Electronics hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            This Note is an amendment, restatement and continuation of, and not a novation of, that certain Term Loan Promissory Note of LaBarge Electronics dated               , 20      , and payable to the order of Lender in the original principal amount of $                  .

                                                                                    LABARGE ELECTRONICS, INC.

                                                                                    By

                                                                                    Name:

                                                                                    Title:

EXHIBIT E

TERM LOAN PROMISSORY NOTE

$                                                                                                                                         St. Louis, Missouri

                                                                                                                                         December 31, 2010

            FOR VALUE RECEIVED, the undersigned, LABARGE ACQUISITION COMPANY, INC., a Missouri corporation ("LaBarge Acquisition"), hereby promises to pay to the order of                                                                                                 ("Lender"), the principal amount of                                                       Dollars ($                    ) in thirteen (13) consecutive quarterly installments as follows:

                        Date of Principal Payment                                           Amount of Principal Payment

            December 31, 2010                                                     $

            March 31, 2011                                                           $

            June 30, 2011                                                             $

            September 30, 2011                                                    $

            December 31, 2011                                                     $

            March 31, 2012                                                           $

            June 30, 2012                                                             $

            September 30, 2012                                                    $

            December 31, 2012                                                     $

            March 31, 2013                                                           $

            June 30, 2013                                                             $

            September 30, 2013                                                    $

            December 31, 2013                                                     Entire Outstanding Principal Balance

LaBarge Acquisition further promises to pay to the order of Lender interest on the from time to time outstanding principal balance of this Note on the dates and at the rate or rates provided for in the Loan Agreement.

            All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of U.S. Bank National Association, 721 Locust Street, First Floor, Bank Lobby, St. Louis, Missouri 63101, or such other place as the Agent may from time to time designate in writing. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

            LaBarge Acquisition shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

            This Note is one of the LaBarge Acquisition Term Loan Notes referred to in, and is subject to, that certain Loan Agreement dated as of December 22, 2008, by and among LaBarge, Inc., LaBarge Electronics, Inc., LaBarge Acquisition, the Lenders from time to time party thereto and U.S. Bank National Association, as agent for the Lenders, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, that certain Second Amendment to Loan Agreement dated as of August 31, 2010, and that certain Third Amendment to Loan Agreement dated as of December 31, 2010, and as the same may from time to time be further amended, modified, extended, renewed or restated (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.)  The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein.

            This Note is secured by, among other things, the LaBarge Acquisition Collateral Assignment of Asset Purchase Agreement, the LaBarge Acquisition Patent, Trademark and License Security Agreement and the LaBarge Acquisition Security Agreement, to which the LaBarge Acquisition Collateral Assignment of Asset Purchase Agreement, LaBarge Acquisition Patent, Trademark and License Security Agreement and LaBarge Acquisition Security Agreement reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

            Upon the occurrence of any Event of Default under the Loan Agreement, the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the LaBarge Acquisition Collateral Assignment of Asset Purchase Agreement, the LaBarge Acquisition Patent, Trademark and License Security Agreement and/or the LaBarge Acquisition Security Agreement, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, LaBarge Acquisition hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof).  LaBarge Acquisition hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.

            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            This Note is an amendment, restatement and continuation of, and not a novation of, that certain Term Loan Promissory Note of LaBarge Acquisition dated               , 20      , and payable to the order of Lender in the original principal amount of $                  .

                                                                                    LABARGE ACQUISITION COMPANY, INC.

                                                                                    By

                                                                                    Name:

                                                                                    Title:

                                                      CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Third Amendment to Loan Agreement dated as of December 31, 2010, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Third Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Third Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the Revolving Credit Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, that certain Second Amendment to Loan Agreement dated as of August 31, 2010, and the Third Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty and (c) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 31st day of December, 2010.

LABARGE ELECTRONICS, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

LABARGE ACQUISITION COMPANY, INC.,
Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

LABARGE/STC, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

                                                            CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in (a) that certain Third Amendment to Loan Agreement dated as of December 31, 2010, by and among (i) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (ii) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (iii) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Third Amendment to Loan Agreement"), (b) that certain Term Loan Promissory Note of LaBarge Electronics dated December 31, 2010, and payable to the order of U.S. Bank National Association in the original principal amount of $3,851,851.86 (the “Restated LaBarge Electronics/U.S. Bank Term Loan Promissory Note”) and (c) that certain Term Loan Promissory Note of LaBarge Electronics dated December 31, 2010, and payable to the order of Wells Fargo Bank, National Association in the original principal amount of $3.370,370.38 (the “Restated LaBarge Electronics/Wells Fargo Bank Term Loan Promissory Note”). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Third Amendment to Loan Agreement, the Restated LaBarge Electronics/U.S. Bank Term Loan Promissory Note and the Restated LaBarge Electronics/Wells Fargo Bank Term Loan Promissory Note will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "LaBarge Electronics Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the LaBarge Electronics Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, that certain Second Amendment to Loan Agreement dated as of August 31, 2010, and the Third Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics (including, without limitation, payment of all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of LaBarge Electronics to (i) U.S. Bank National Association evidenced by or arising under or in respect of the Restated LaBarge Electronics/U.S. Bank Term Loan Promissory Note, as the same may from time to time be amended, modified, extended, renewed or restated and (ii) Wells Fargo Bank, National Association evidenced by or arising under or in respect of the Restated LaBarge Electronics/Wells Fargo Bank Term Loan Promissory Note, as the same may from time to time be amended, modified, extended, renewed or restated) is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the LaBarge Electronics Term Loan Guaranty and (c) the LaBarge Electronics Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 31st day of December, 2010.

LABARGE, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

LABARGE ACQUISITION COMPANY, INC.,
Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

LABARGE/STC, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

                                                         CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in (a) that certain Third Amendment to Loan Agreement dated as of December 31, 2010, by and among (i) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (ii) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (iii) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Third Amendment to Loan Agreement"), (b) that certain Term Loan Promissory Note of LaBarge Acquisition dated December 31, 2010, and payable to the order of U.S. Bank National Association in the original principal amount of $13,481,481.47 (the “Restated LaBarge Acquisition/U.S. Bank Term Loan Promissory Note”) and (c) that certain Term Loan Promissory Note of LaBarge Acquisition dated December 31, 2010, and payable to the order of Wells Fargo Bank, National Association in the original principal amount of $11,796,296.29 (the “Restated LaBarge Acquisition/Wells Fargo Bank Term Loan Promissory Note”). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Third Amendment to Loan Agreement, the Restated LaBarge Acquisition/U.S. Bank Term Loan Promissory Note and the Restated LaBarge Acquisition/Wells Fargo Bank Term Loan Promissory Note will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Acquisition to the Agent and the Lenders (the "LaBarge Acquisition Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the LaBarge Acquisition Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, that certain Second Amendment to Loan Agreement dated as of August 31, 2010, and the Third Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Acquisition (including, without limitation, payment of all of the present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of LaBarge Acquisition to (i) U.S. Bank National Association evidenced by or arising under or in respect of the Restated LaBarge Acquisition/U.S. Bank Term Loan Promissory Note, as the same may from time to time be amended, modified, extended, renewed or restated and (ii) Wells Fargo Bank, National Association evidenced by or arising under or in respect of the Restated LaBarge Acquisition/Wells Fargo Bank Term Loan Promissory Note, as the same may from time to time be amended, modified, extended, renewed or restated) is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the LaBarge Acquisition Term Loan Guaranty and (c) the LaBarge Acquisition Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 31st day of December, 2010.

LABARGE, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

LABARGE ELECTRONICS, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO

LABARGE/STC, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: Donald H. Nonnenkamp
Title: VP and CFO